UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Investors Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

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Investors Bancorp, INC P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials for Investors Bancorp, Inc. Stockholders Meeting to be held on May 25, 2021 For Stockholders as of March 29, 2021 This    communication presents    only    an overview    of    the    more complete proxy materials that are available to you on the Internet. This is not a ballot.    You cannot    use this notice    to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials go to: www.proxydocs.com/ISBC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. CONTROL NUMBER                For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ISBC Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.    If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before May 14, 2021. To order paper materials, use one of the following methods.    INTERNET www.investorelections.com/ISBC TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.                Meeting Materials: Investors Bancorp, Inc. Meeting Information Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Time: Tuesday, May 25, 2021 09:00 AM, Eastern Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/ISBC for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/ISBC SEE REVERSE FOR FULL AGENDA    Copyright © 2021 Mediant Communications Inc. All Rights Reserved

Investors Bancorp, Inc. Annual Meeting of Stockholders    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2 AND 4, AND A VOTE OF 1 YEAR FOR PROPOSAL 3.    PROPOSAL 1.    The election as Directors of all nominees listed below, each for a three-year term: 1.01 Kevin Cummings 1.02 John E. Harmon, Sr. 1.03 Michele N. Siekerka 1.04 Paul N. Stathoulopoulos 1.05 Kim Wales    2. The approval of a non-binding, advisory proposal to approve the compensation paid to our Named Executive Officers. 3.The approval of a non-binding, advisory proposal to vote on the frequency of stockholder voting on executive compensation. 4.The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Investors Bancorp, Inc. for the year ending December 31, 2021.